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                                                                   EXHIBIT 23.01


The Board of Directors
LaSalle Partners Incorporated:

We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.


                                                           KPMG PEAT MARWICK LLP


Chicago, Illinois

July 11, 1997